                                   EX-99.CERT

                                  Certification

                             Pursuant to Section 906
                                     of the
                           Sarbanes-Oxley Act of 2002

Name of Registrant:              The GCG Trust
                           --------------------------
Date of Form N-CSR:              March 7, 2003
                           --------------------------

     The undersigned, the principal executive officer of the above named registrant (the "Fund"), hereby certifies that, with respect to the Form N-CSR referred to above, to the best of his knowledge and belief, after reasonable inquiry:

     1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

     IN WITNESS WHEREOF, the undersigned has executed this Certification below, as of this 7th day of March, 2003.

                                           /s/ Mary Bea Wilkinson
                                       -------------------------------------
                                           Mary Bea Wilkinson

                                  Certification

                             Pursuant to Section 906
                                     of the
                           Sarbanes-Oxley Act of 2002

Name of Registrant:              The GCG Trust
                           --------------------------

Date of Form N-CSR:              March 7, 2003
                           --------------------------

     The undersigned, the principal financial officer of the above named registrant (the "Fund"), hereby certifies that, with respect to the Form N-CSR referred to above, to the best of his knowledge and belief, after reasonable inquiry:

     1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

     IN WITNESS WHEREOF, the undersigned has executed this Certification below, as of this 7th day of March, 2003.

                                            /s/ Christopher Smythe
                                        --------------------------------
                                            Christopher Smythe

                                  CERTIFICATION

I, Mary Bea Wilkinson, certify that:

1. I have reviewed this report on Form N-CSR of The GCG Trust;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. Not applicable.

5. Not applicable.

6. Not Applicable.


/s/ Mary Bea Wilkinson                               Date: March 7, 2003
--------------------------------                          ----------------------
Mary Bea Wilkinson
President

                                  CERTIFICATION

I, Christopher Smythe, certify that:

1. I have reviewed this report on Form N-CSR of The GCG Trust;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. Not applicable.

5. Not applicable.

6. Not applicable.


/s/ Christopher Smythe                                 Date: March 7, 2003
-----------------------------------                         --------------------
Christopher Smythe
Treasurer